Exhibit 99.1

HeartCore Announces Strategic Financing to Support Software Business Growth Initiatives

NEW YORK and TOKYO, July 1, 2025 (GLOBE NEWSWIRE) -- HeartCore Enterprises, Inc. (Nasdaq: HTCR) (“HeartCore” or the “Company”), a leading enterprise software and data consulting services company based in Tokyo, announced it has entered into a Securities Purchase Agreement and Equity Purchase Agreement with Crom Structured Opportunities Fund I, LP (“Crom”).

“This financing provides us with added flexibility to pursue our software growth initiatives,” said HeartCore CEO Sumitaka Kanno. “M&A remains central to our strategy as we target companies with recurring revenue, complementary technologies, and strong AI capabilities. By integrating these assets, we believe we can unlock meaningful value through cross-sell and upsell opportunities to our base of more than 1,000 software customers.”

Under the Securities Purchase Agreement, HeartCore may issue up to 2,000 shares of Series A Convertible Preferred Stock to Crom at $1,000 per share, for gross proceeds of $2.0 million, with each share having a stated value of $1,100.

Under the Equity Purchase Agreement, HeartCore has the right to sell up to $25.0 million of its common stock, listed on the Nasdaq Capital Market under the ticker “HTCR”, to Crom over time.

The Company plans to use the net proceeds to support its M&A strategy and to address the Nasdaq Stock Market’s equity compliance requirement under Listing Rule 5550(b), which mandates a minimum $2.5 million in stockholders’ equity for continued listing on the Nasdaq Capital Market.

For more information about the financing, please refer to the Current Report on Form 8-K filed by the Company with the U.S. Securities and Exchange Commission.

About HeartCore Enterprises, Inc.

Headquartered in Tokyo, Japan, with offices in New York and San Francisco, CA, HeartCore is a leading enterprise software and consulting services company. HeartCore offers Software as a Service (SaaS) solutions to enterprise customers in Japan and worldwide. The Company also provides data analytics services that allow enterprise businesses to create tailored web experiences for their clients through best-in-class design.

HeartCore’s customer experience management platform (CXM Platform) includes marketing, sales, service and content management systems, as well as other tools and integrations, which enable companies to enhance the customer experience and drive engagement. HeartCore also operates a digital transformation business that provides customers with robotics process automation, process mining and task mining to accelerate the digital transformation of enterprises.

HeartCore’s Go IPOSM consulting services helps Japanese-based companies go public in the U.S.

Additional information about the Company’s products and services is available at https://heartcore-enterprises.com/.

Forward-Looking Statements

All statements other than statements of historical facts included in this press release are forward-looking statements. In some cases, forward-looking statements can be identified by words such as “believed,” “intend,” “expect,” “anticipate,” “plan,” “potential,” “continue,” or similar expressions. Such forward-looking statements include risks and uncertainties, and there are important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors, risks, and uncertainties are discussed in HeartCore’s filings with the Securities and Exchange Commission. Investors should not place any undue reliance on forward-looking statements since they involve known and unknown, uncertainties and other factors which are, in some cases, beyond HeartCore’s control which could, and likely will materially affect actual results, and levels of activity, performance, or achievements. Any forward-looking statement reflects HeartCore’s current views with respect to future events and is subject to these and other risks, uncertainties, and assumptions relating to operations, results of operations, growth strategy, and liquidity. HeartCore assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. The contents of any website referenced in this press release are not incorporated by reference herein.

HeartCore Investor Relations Contact:

Gateway Group, Inc.

John Yi and Steven Shinmachi

HTCR@gateway-grp.com

(949) 574-3860